                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  -----------


Date of Report (Date of earliest event reported) December 8, 1995
                                                 ----------------

                            SECTOR ASSOCIATES, LTD.
                            -----------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        017827             11-2788282
   -----------------------------------------------------------------------
     (State or other jurisdiction    (Commission File      (IRS Employer
   or incorporation)                 Number)           Identification No.)



                 2343 West 76th Street, Hialeah, Florida 33016
                 ---------------------------------------------
          (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code (305) 823-0269
                                                          --------------
                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS




         (b) Pro forma Financial Information required under Item 2. Acquisition or Disposition of Assets.

ITEM 7. (b)

     On September 20, 1995, the Company entered into an Agreement and Plan of Reorganization ("Agreement") pursuant to which the Company agreed to acquire 100% of the issued and outstanding stock of Viragen (Scotland) Limited, a Scottish private limited company ("VSL"), in exchange for the distribution to Viragen, Inc. ("Viragen"), the sole stockholder of VSL, of newly-issued shares of convertible preferred stock that upon conversion will represent 78,400,000 shares of Common Stock of the Company representing 94% of the outstanding capital stock interest of the Company.

     On November 8, 1995, the Company, VSL, and Viragen entered into an Amendment to Agreement and Plan of Reorganization (the "Amendment") to extend the Closing Date to December 8, 1995. Additionally, the Amendment provided for an interim loan of $500,000 to VSL which is to be deemed satisfied at the Closing. The Amendment also provided for an additional cash contribution of $300,000 by the Company, to be contributed prior to the closing.

     On December 8, 1995, the transactions contemplated by the Agreement and Amendment occurred with all consideration being paid by the parties. As the shareholders of VSL gained voting control of Sector in this transaction, VSL became the acquiring entity. Accordingly, the acquisition of VSL was accounted for as a reverse acquisition. The Statement of Operations for the six months ended December 31, 1995 reflects the activities of VSL for those periods as well as the operations of Sector from the acquisition date to December 31, 1995.

     The following pro forma financial statements reflect (i) the issuance of 2,000,000 shares of Series B Convertible Preferred Stock which upon conversion will represent 78,400,000 shares of Common Stock of the Company representing approximately 94% of the then outstanding equity in the Company (ii) the cancellation of the Secured Promissory Note for $500,000 described above; and
(iii) an additional $300,000 contribution to capital.

                            SECTOR ASSOCIATES, LTD.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1995
                                  (UNAUDITED)



                             SECTOR        VIRAGEN
                           ASSOCIATES    (SCOTLAND)  ADJUSTMENTS/
                              LTD.          LTD.     ELIMINATIONS  CONSOLIDATED
                           ----------    ----------  ------------  ------------
ASSETS

CURRENT ASSETS
  Cash                      $ 74,229     $817,707                    $891,936
  Due from affiliates          5,100                                    5,100
  Advance to Viragen
    (Scotland) Ltd.          800,000                   (800,000)          -
                            --------     --------     ---------      --------
TOTAL CURRENT ASSETS         879,329      817,707      (800,000)      897,036

OTHER ASSETS
  Deferred Expenses             -           6,936                       6,936
                            --------     --------     ---------      --------

TOTAL ASSETS                $879,329     $824,643     $(800,000)     $903,972
                            ========     ========     =========      ========

                            SECTOR ASSOCIATES, LTD.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1995
                                  (UNAUDITED)



                                       SECTOR      VIRAGEN
                                     ASSOCIATES  (SCOTLAND)   ADJUSTMENTS/
                                        LTD.        LTD.      ELIMINATIONS   CONSOLIDATED
                                     ----------  ----------   ------------   ------------

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and
  accrued expenses                $     15,091   $  3,559    $                $ 18,649
  Due to affiliates                     35,076     48,386                       83,462
  Due to Sector
  Associates, Ltd.                                800,000        (800,000)        -
                                    ----------   --------    ------------     --------
      Total Liabilities                 50,167    851,945        (800,000)     102,111

STOCKHOLDERS' EQUITY
Common Stock, par value
  $.10 per share, 50,000
  shares authorized
  5,037,617 shares issued
  and outstanding                      903,413        161        (399,803)     503,762

Convertible Preferred
  Series B, par value
  $.01 per share,
  2,000,000 shares issued
  and outstanding                                                  20,000       20,000

Additional paid-in
capital                             13,234,061      1,853     (12,890,460)     345,454

Accumulated earnings
(loss)                             (13,308,312)   (29,316)     13,270,273      (67,355)
                                  ------------   --------    ------------     --------
Total Stockholders
  Equity                               829,162    (27,302)           -         801,861
                                  ------------   --------    ------------     --------
Total Liabilities and
  Stockholders' Equity            $    879,329   $824,634    $   (800,000)    $903,972
                                  ============   ========    ============     ========

                            SECTOR ASSOCIATES, LTD.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                FOR THE PERIOD JULY 1 THROUGH DECEMBER 31, 1995
                                  (UNAUDITED)



                              SECTOR      VIRAGEN
                            ASSOCIATES  (SCOTLAND)     PROFORMA           PRO-
                               LTD.        LTD.       ADJUSTMENTS        FORMA
                            ----------  ----------    -----------        -----

INTEREST INCOME             $     36     $  2,249      $             $     2,285
                                         --------
TOTAL INCOME                      36        2,249          -               2,285

OPERATING EXPENSES            38,075       32,191          -              70,266
                            --------     --------      -------       -----------

NET (LOSS) INCOME           $(38,039)    $(29,942)     $   -         $   (67,981)
                            ========     ========      =======       ===========
LOSS PER COMMON SHARE
AND COMMON EQUIVALENT
SHARE                                                                $     -
                                                                     ===========
WEIGHTED AVERAGE
COMMON AND COMMON
EQUIVALENT SHARES
OUTSTANDING                                                           84,437,617
                                                                     ===========

                            SECTOR ASSOCIATES, LTD.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
              FROM INCEPTION (MARCH 8, 1995) THROUGH JUNE 30, 1995
                                  (UNAUDITED)



                            SECTOR       VIRAGEN
                          ASSOCIATES   (SCOTLAND)    PROFORMA         PRO-
                             LTD.          LTD.     ADJUSTMENTS      FORMA
                          ----------   ----------   -----------      -----
INTEREST INCOME           $   1,637       $626        $  -       $     2,263
                          ---------                              -----------
TOTAL INCOME                  1,637        626           -             2,263

OPERATING EXPENSES          139,781         -            -           139,781
                          ---------       ----        ------     -----------

NET (LOSS) INCOME         $(138,143)      $626           -       $  (137,517)
                          =========       ====                   ===========
LOSS PER COMMON SHARE
AND COMMON EQUIVALENT
SHARE                                                            $     -
                                                                 ===========
WEIGHTED AVERAGE
COMMON AND COMMON
EQUIVALENT SHARES
OUTSTANDING                                                       84,437,617
                                                                 ===========



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SECTOR ASSOCIATES, LTD.



                                              By:/s/Dennis W. Healey
                                              -------------------------
                                              Executive Vice President
                                                Chief Financial Officer



DATED:  March 23, 1996